U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2008

Commission File Number: 000-52846

AMERELITE SOLUTIONS™, INC.

 (Exact name of registrant as specified in its charter)

Nevada	76-0766174
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

3122 W. Clarendon Ave.
Phoenix, AZ 85017

(Address of Principal Executive Offices)

602-233-0540

(Registrant’s Telephone Number including Area Code)

______________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (187 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 17, 2008 the Officers of the Company concluded that Company’s independent registered public accounting firm did not complete its review of the financial statements for the period ending September 30, 2008 until after the Company’s Form 10-Q was erroneously filed.  After discussing the matter with Moore & Associates, Chartered, the Company’s independent accountant the Company will file an amendment to the Form 10-Q with the completed interim review of the September 30, 2008 financial statements.  Until such time, the financial statements filed in the Company’s recent Form 10-Q cannot be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerElite Solutions, Inc.

Dated: November 18, 2008	By:	/s/ Robert Knapp
Name: Robert Knapp
Title: Principal Executive Officer and Principal Financial Officer